NET LOSS PER COMMON SHARE	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Earnings Per Share [Abstract]
NET LOSS PER COMMON SHARE
NOTE 10 — NET LOSS PER COMMON SHARE

Net loss per common share is calculated in accordance with ASC Topic 260, “Earnings Per Share”. Basic loss per share is computed by dividing net loss available to common stockholder, adjusted for preferred dividends, by the weighted average number of shares of common stock outstanding during the period. The computation of diluted net loss per share does not include anti-dilutive common stock equivalents in the weighted average shares outstanding. The following table sets forth the computation of basic and diluted loss per share:

	For the Three	For the Three	For the Nine	For the Nine
	Months	Months	Months	Months
	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013
Numerator:
Net loss	$(3,975,921)	$(8,023,233)	$(10,929,082)	$(13,067,459)
Denominator:
Denominator for basic and diluted loss per share (weighted-average shares)	313,227,134	273,292,023	290,457,315	272,236,712

Net loss per common share, basic and diluted	$(0.01)	$(0.03)	$(0.04)	$(0.05)

The following were excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact on the Company’s loss from continuing operations and loss from discontinued operations. In periods where the Company has a net loss, all dilutive securities are excluded.

	September 30, 2014	September 30, 2013
Common stock equivalents:
Stock options	32,600,000	33,400,000
Stock warrants	38,054,543	26,244,621
Convertible preferred stock	28,275,000	33,555,000

Total	98,929,543	93,199,621

As a result of a private placement completed in October 2014, the conversion price for the Series E Preferred Stock has been reduced effective October 20, 2014 from $0.33 to $0.28 per share of Series E Preferred Stock. Following this adjustment, and in accordance with ASC 470-20 “Debt with Conversion and Other Options”, the Company will record an additional deemed dividend in the amount of approximately $1.7 million. As a result of the adjustment, each share of Series E Preferred Stock is convertible into approximately 3,535.714 shares of Common Stock, and the 9,425 Series E Preferred Stock outstanding as of September 30, 2014 are convertible into approximately 33,324,114 shares of Common Stock in the aggregate, compared to 28,275,000 shares of Common Stock prior to the adjustment. (See Note 12).

NOTE 12 — NET LOSS PER COMMON SHARE

Net loss per common share is calculated in accordance with ASC Topic 260, “Earnings Per Share”. Basic loss per share is computed by dividing net loss available to common stockholders, adjusted for preferred dividends, by the weighted average number of shares of common stock outstanding during the period. The computation of diluted net loss per share does not include anti-dilutive common stock equivalents in the weighted average shares outstanding. The following table sets forth the computation of basic and diluted loss per share:

	For the year ended December 31, 2013	For the year ended December 31, 2012

Numerator:
Loss from continuing operations available to common stockholders	$(18,205,047)	$(51,776,676)
Loss from discontinued operations	$—	$(50,298)

Denominator:
Denominator for basic and diluted loss per share (weighted-average shares)	272,620,776	219,530,283

Loss per common share, basic and diluted:
Loss from continuing operations	$(0.07)	$(0.24)
Loss from discontinued operations	$(0.00)	$(0.00)

The following were excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact on the Company’s loss from continuing operations and loss from discontinued operations. In periods where the Company has a net loss, all dilutive securities are excluded.

	December 31, 2013	December 31, 2012
Common stock equivalents:
Stock options	32,900,000	35,298,000
Stock warrants	26,244,621	16,255,779
Convertible preferred stock	33,555,000	—

	92,699,621	51,553,779